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                                                                  EXHIBIT 24(b)


                RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS OF
          BROWN-FORMAN CORPORATION ACTING BY UNANIMOUS WRITTEN CONSENT
                       EFFECTIVE AS OF FEBRUARY 25, 1999

         WHEREAS, the Securities Act of 1933 requires the filing of a registration statement on Form S-8 (the "Registration Statement") by the Company and the Plans relating to the contemplated amendments to the Plans;

         NOW, THEREFORE, BE IT RESOLVED, that the appropriate officers of the Company, with the assistance of its accountants and counsel, are hereby authorized to prepare, execute, and file the Registration Statement with the Securities and Exchange Commission on behalf of the Company and the Plans; and

         FURTHER RESOLVED, that Michael B. Crutcher, Senior Vice President, General Counsel, and Secretary of the Company, be and hereby is appointed and designated as a person duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to any documents relating to the Registration Statement; and

         FURTHER RESOLVED, that the Company, the Plans, and each director and officer who may be required to execute any filings or documents relating to the Registration Statement and any amendments thereof or appendices thereto be, and hereby is, authorized to execute a power of attorney appointing Steven B. Ratoff, Michael B. Crutcher, and Nelea A. Absher, and each of them, his true and lawful attorneys and agents:

         (a) to execute in his name, and on behalf of the Company and the Plans, any and all documents relating to the Plans, and to file the same with the Securities and Exchange Commission; and

         (b) to execute in his name, and on behalf of the Company and the Plans, any and all documents relating to the Plans, and to file the same with any state or foreign securities commissions; and

I, Nelea A. Absher, being duly elected and acting Assistant Vice President and Assistant Secretary of Brown-Forman Corporation, do hereby certify that the above is a true and correct copy of resolutions adopted by the Board of Directors of said corporation, and that said resolutions are still in full force and effect.

In testimony whereof, witness my hand this 17th day of March, 1999.




                                             /s/ Nelea A. Absher
                                             ----------------------------------
                                             Nelea A. Absher
                                             Assistant Vice President
                                             and Assistant Secretary
                                             Brown-Forman Corporation